Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (the “Assignment”) is made this 4th day of August, 2014, by and between LAYTON POINTE, L.C., a Utah limited liability company, and EAGLE POINTE FINANCIAL GROUP, INC., a Utah corporation (collectively, “Assignor”), and IREIT LAYTON POINTE, L.L.C., a Delaware limited liability company (“Assignee”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:

1. Assignment of Leases. Assignor hereby assigns, transfers, sets over and conveys to Assignees all of its right, title and interest as landlord under all leases (“Leases”) pertaining to the real property described on Exhibit “A” hereto. A list of the tenants (which may be under their trade name or fictitious name) for the Leases is attached to this Assignment as Exhibit “B.”

2. Acceptance of Assignment of Lease. Assignee accepts the assignment of the Leases, assumes the obligations of landlord or lessor arising under the Leases on or after the date of this Assignment, and agrees to perform all obligations of landlord under the Leases.

3. Indemnification. Assignor shall indemnify, defend and hold harmless Assignee from and against all claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) caused by the failure of Assignor to pay or perform in a timely manner any obligation required to be paid or performed by the landlord under the Leases prior to the date of this Assignment, including, without limitation, all reconciliation claims for calendar year 2013 and calendar years prior to the date of this Assignment; and Assignee shall indemnify, defend and hold harmless Assignor from and against all claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees) caused by the failure of Assignee to pay or perform in a timely manner any obligation required to be paid or performed by the landlord under the Leases on or after the date of this Assignment, including, without limitation, all reconciliation claims for calendar year 2014 and subsequent years.

4. General Provisions. This Assignment may be signed in one or more counterparts, each of which shall be deemed an original and together shall constitute one and the same instrument. Facsimile copies of this Assignment shall have the same effect as originals. This Assignment shall be governed in accordance with the laws of the State of Utah, without giving effect to the conflicts of laws principles thereunder. Jurisdiction for any legal proceeding related to this Assignment shall lie only in the applicable State and Federal courts located in Davis County, Utah. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assignors.

(Signatures and acknowledgments begin on following pages)

1

IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the date first written above.

ASSIGNOR:

LAYTON POINTE, L.C., a Utah limited liability company

By:	Eagle Pointe Financial Group, Inc., a Utah corporation, its manager

	By:	/s/ Gary L. Howard
	Name:	Gary L. Howard
	Its:	CEO of Eagle Pointe Financial Group, Inc.

EAGLE POINTE FINANCIAL GROUP, INC., a Utah corporation

By:	/s/ Gary L. Howard
Name:	Gary L. Howard
Its:	CEO

ASSIGNEE:

IREIT LAYTON POINTE, L.L.C. a Delaware limited liability company

By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

	By:	/s/ Marcia L. Grant
	Name:	Marcia L. Grant
	Its:	Assistant Secretary

Signature Page to Assignment of Leases

2

EXHIBIT “A”

to

Assignment of Leases

Description of Real Property

PARCEL 1

All of Lot 1, HARRIS POINTE SUBDIVISION, LAYTON CITY, according to the Official Plat thereof, recorded in the Office of the County Recorder of DAVIS County, State of Utah.

Tax Parcel No. 09-371-0001

PARCEL 5

BEGINNING ON THE NORTH LINE OF ANTELOPE DRIVE AT A POINT THAT IS NORTH 89º55'10" EAST 1851.10 FEET AND NORTH 00º10'30" EAST 46.67 FEET FROM THE SOUTHWEST CORNER OF SECTION 8, TOWNSHIP 4 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN; AND RUNNING THENCE NORTH 00º10'30" EAST 211.92 FEET; THENCE NORTH 89º55'10" EAST 148.06 FEET; THENCE SOUTH 00º10'30" WEST 211.92 FEET TO SAID NORTH LINE OF ANTELOPE DRIVE; THENCE SOUTH 89º55'10" WEST 148.06 FEET ALONG SAID NORTH LINE TO THE POINT OF BEGINNING.

Tax Parcel No. 09-036-0061

PARCEL 6

BEGINNING ON THE NORTH LINE OF ANTELOPE DRIVE AT A POINT THAT IS NORTH 89º55'10" EAST 1832.60 FEET AND NORTH 00º10'30" EAST 46.67 FEET FROM THE SOUTHWEST CORNER OF SECTION 8, TOWNSHIP 4 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN; THENCE NORTH 00º10'30" EAST 70.00 FEET; THENCE SOUTH 89º49'30" EAST 18.50 FEET; THENCE SOUTH 00º10'30" WEST 69.92 FEET TO THE NORTH LINE OF SAID ANTELOPE DRIVE; THENCE SOUTH 89º55'10" WEST 18.50 FEET ALONG SAID NORTH LINE TO THE POINT OF BEGINNING.

Tax Parcel No. 09-036-0062

EXHIBIT “B”

TO

ASIGNMENT OF LEASES

list of leases

(see attached)